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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Jabil Circuit, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Chris A. Lewis, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 13, 2004


                                              /s/ CHRIS A. LEWIS
                                        --------------------------------
                                                 Chris A. Lewis
                                              Chief Financial Officer